SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 13, 2014

SEARS OIL AND GAS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-151300 (Commission File Number)	20-3455830 (IRS Employer ID No.)

3625 Cove Point Drive, Salt Lake City, UT 84109

(Address of principal executive office)

Registrant's telephone number, including area code: 801-209-0740

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 13, 2014, Sears Oil and Gas Corporation (the “Company”) was informed by its independent registered public accounting firm, Morrill & Associates, LLC, ("M&A"), that M&A has combined its public audit practice with Pritchett Siler & Hardy, P.C., (“PSH”) effective March 10, 2014. As a result, M&A effectively resigned as the Company's independent registered public accounting firm and PSH became the Company's independent registered public accounting firm. The engagement of PSH as the Company's independent registered public accounting firm was approved by the Board of Directors of the Company on March 13, 2014.

The principal accountant's reports of M&A on the financial statements of the Company as of and for the two years ended December 31, 2012 and December 31, 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The principal accountant’s reports of M&A on the financial statements of the Company for the years ended December 31, 2012 and 2011 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the two years ended December 31, 2012 and December 31, 2011, and through the date of this 8-K including the first, second and third quarter 2013 interim periods, there were no disagreements with M&A on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to M&A satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the two years ended December 31, 2012 and December 31, 2011 and through the date of this 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the two years ended December 31, 2012 and December 31, 2011 and through the date of this 8-K including the first, second and third quarter 2013 interim periods, the Company did not consult with PSH with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided M&A with a copy of the foregoing disclosure and requested M&A to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated March 14, 2014 furnished by M&A, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

16.1           Letter from Morrill & Associates, LLC to the Securities and Exchange Commission dated March 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  March 14, 2014

SEARS OIL AND GAS CORPORATION

By: /S/ G. Reed Peterson

G. Reed Peterson

Chief Executive Officer/President